Exhibit 99.1

Slide I

WorldWater & Solar Technologies

Annual Shareholders Meeting 2008

Welcome

Slide II

Safe Harbor Statement

This presentation may include forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 as amended, and Section 21E of the Securities Exchange Act of 1934. We have based these forward-looking statements on our current expectations and projections about future events. These forward-looking statements are subject to known and unknown risks, uncertainties and assumptions about us and our affiliate companies, that may cause our actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements.  Factors that might cause or contribute to such a discrepancy include, but are not limited to, those identified in our other Securities and Exchange Commission filing and other public documents, including our 2007 Annual Report on Form 10-K, which can be found on the Securities and Exchange Commission website, www.sec.org.

Slide III

Board of Directors

•    Quentin T. Kelly, Chairman

•    Dr. Hong Hou

•    Reuben F. Richards, Jr.

•    David Gelbaum

•    David Anthony

•    Dr. Walter Hesse

•    Dr. Frank W. Smith, CEO

Slide IV

Management

•    Quentin Kelly retires as CEO, remains Chairman - WorldWater

•    Frank Smith appointed CEO

•    Entech merger brings senior business & technical talent

—      Dr. Walter Hesse, Founder & Entech CEO

—      Dr. Bob Walters, VP, Business Development

—      Mark O’Neill, CTO

—      A. J. McDanal, VP, Engineering

•    Robert A. Gunther joins as Senior VP and General Counsel

•    Robert Magyar joins as Senior VP Sales

•    James Vittor promoted to Chief Accounting Officer

•    Sean Rooney joins as VP, Engineering, Procurement and Construction (EPC) Operations

•    Scott Albertson named VP and General Manager of ENTECH

•    Lee Laurendeau joins as VP, Engineering

•    Mickey Ingles promoted to Director, Product Development

•    Search now underway for strong, experienced CFO

Slide V

Agenda

•    Distribute and fill out proxy cards

•    Presentations

—      Company Highlights

—      Projects and Operational Transformation

—      Market Overview

—      ENTECH

—      Mobile MaxPure

•    Judge reports results of balloting

•    Q&A

•    CEO Closing Comments

•    Meeting adjourned

—      Refreshments

—      MobileMax demonstrations

Slide VI

Meeting of Shareholders

Call to order

Slide VII

Meeting of Shareholders

Distribution of Proxy Cards

Slide VIII

Presentations - Speakers

•    Frank Smith - Company highlights

•    Lee Laurendeau - Projects and operational transformation

•    Bob Magyar - Market Overview

•    Bob Walters - Entech’s technology and history

•    Scott Albertson - Entech manufacturing readiness

•    Mickey Ingles - MobileMax update

Slide IX

Company Highlights

Dr. Frank W. Smith, CEO

Slide X

WorldWater is a Force in Solar

•    Track record of success - Installed systems representing:

—      2 largest airport systems in the U.S.

—      World’s largest solar irrigation system

—      Largest community college PV system

—      Largest water treatment PV system

—      World’s largest agricultural PV electric system

—      31 major installed and in progress systems representing 13 MW

•    Consistently wins projects for most demanding customers

•    10 yrs of operating terrestrial solar concentrator (Entech)

Slide XI

Revenue Growth

Slide XII

Highlights

•    $10.6 billion solar market opportunity

•    Repositioning company

—      New talent

—      Focus on performance

•    Proprietary technology

—      Concentrators for terrestrial and space applications

—      Addressing underserved market for powering pumps & motors

•    Strong patent portfolio

•    Transitioning from development stage projects to large-scale manufacturing and commercial deployment

•    Revenues:

—      2007 — $18.4 M

—      2008 — Q1 revenue of $9.0 M         Backlog >$20 M (subject to financing contingencies)

Slide XIII

Annual Financial Results

Slide XIV

First Quarter Results

Slide XV

Recent Accomplishments

•    Name change & new company headquarters

•    New Board Members:

—      David Gelbaum, Trustee of The Quercus Trust

—      David Anthony, Managing Partner of 21Ventures

—      Dr. Walter Hesse, ENTECH Founder

—      Dr. Frank Smith, WorldWater CEO

•    Completed ENTECH acquisition and made significant progress towards ENTECH manufacturing and certification

•    Award of 2 airport contracts which are nearing completion — will be largest solar installations of any airport in the U.S.

•    MobileMax Pure units performing well in Iraq

—      receiving attention from the U.S. Embassy in Baghdad

•    Built backlog of orders for 2008

—      subject to financing contingencies

•    Raised $35 million via the Quercus Trust

•    Held first ever earnings call in May

Slide XVI

Improving Communications

•    Transparency of information

•    Report actual results; discontinue guidance

—      2009 revenue dependent upon ITC extension

•    Increase dialogue with investors

•    Continue building relationships with research analysts, institutional investors & investment banks

•    Increase marketing initiatives:

—      Creation of new Entech website

—      More participation in trade shows (12 this year)

—      Increase in special events (Groundbreakings, ribbon cuttings) which attract media attention

—      New overall marketing and branding strategy for WorldWater and ENTECH

Slide XVII

Strategic Goals

Ö   ENTECH revenue growth and margin improvement

Ö   Improve profitability on existing and upcoming contracts

Ö   Capitalize on our experience with airports, water utilities, and municipalities to win more attractive projects

Ö   Reduce SG&A as a percent of sales revenue

Ö   Expand sales of MobileMax

Ö   Provide greater transparency of information for our investors

Ö   Improve business execution and drive path to profitability, to produce returns to our shareholders

Slide XVIII

Projects and Operational Transformation

Lee Laurendeau — VP Engineering

Sean Rooney — VP EPC Operations

Slide XIX

2008- Six Major Projects

Slide XX

Fresno Yosemite International Airport

Slide XXI

Fresno Yosemite International Airport

Slides XXII - XXIV

(Project Photographs)

Slide XXV

Denver International Airport

Slide XXVI - XXVIII

(Project Photographs)

Slide XXIX

2008 Operational Transformation

Slide XXX

Project  & Construction Management

Slide XXXI

Engineering Capabilities

Slide XXXII

Quality and Safety

Slide XXXIII

Market Overview

Bob Magyar

Senior VP, Sales

Slide XXXIV

ECONOMIC DRIVERS OF SOLAR

Slide XXXV

Slide XXXVI

Focused Sales Strategy

Slide XXXVII

“Natural Gas Displacement”

Slide XXXVIII

Entech Compelling PVT Value Proposition

Slide XXXIX

STRONG FLOW OF ENTECH OPPORTUNITIES

•    INCREASING INTEREST BY SOLAR FARM DEVELOPERS

•    INCREASING “OFF TAKER” PARTIES

—      15 PROJECTS

—      25 to 35MW

Slide XL

Entech’s Technology and History

Bob Walters

VP Corp. Business Development, Entech

Slide XLI

Slide XLII

Terrestrial Power Products

•    SolarRow

—      Concentrating Solar Photovoltaic Power System That Uses Sunlight To Produce Electricity And/Or Thermal Energy For Multi-Kilowatts To Multi- Megawatts Power Applications.

•    SunLine

—      Concentrating Solar PV System That Produces About One Kilowatt Of Power For Small And/Or Remote Applications.

Space Power Product

•    SLA  (Stretched Lens Array)

—      Ultra-High Efficiency Solar PV System for Space Power Applications.

Solar Daylighting Product

•    ENTECH Tubular Skylight

—      State-of-the-Art Tubular Skylight For Beautiful Natural Lighting of Indoor Space.

Slide XLIII

ENTECH’s Solar Power Products

Slide XLIV

ENTECH’s History

•    ENTECH’s Original Technical And Management Team Have Worked Together Since 1977 And Are Highly Respected Within The Solar Power Industry

•    ENTECH, Inc. Was Formed When This Management Team Did A Leveraged Management Buyout Of The Energy Technology Center From E-Systems Of Dallas (Now Part Of Raytheon) And Established ENTECH As An Independent Private Company In 1983.

•    From 1983 to January 28, 2008, ENTECH Was A Privately Held, Small Business Incorporated In Delaware and Located In The Dallas-Fort Worth, Texas Metroplex (Garland - 1974, DFW Airport - 1983, Keller - 1996).

•    Consequently, ENTECH Has A Heritage Of More Than Three Decades Of Being Devoted 100% To Developing Innovative, Patented Advanced Solar Systems Including Concentrating Solar Photovoltaic And Thermal Products For Terrestrial And Space Power Applications As Well As Solar Daylighting.

•    ENTECH Signed A Merger Agreement With WorldWater and Solar Technologies Corp. On October 24, 2007 With The Closing On January 28, 2008.

•    As Part Of The Merger Agreement, ENTECH Will Remain A Separate Entity Located In The Fort Worth, Texas Area As A Wholly Owned Subsidiary of WorldWater.

•    Four Of ENTECH’s Original Technical and Management Team Continue To Work At ENTECH Under Executive Employment Agreements.

Slide XLV

1

>            US Department Of Energy

>            National Renewable Energy Laboratory

>            NASA

>            US DOD Ballistic Missile Defense Office

>            Pacific Gas & Electric Company

>            Central & Southwest Services Utility Company

>            3M Company

>            ATK Space (AEC-Able Company)

2

>            Sandia National Laboratories

>            Jet Propulsion Laboratory

>            US DOD Strategic Defense Initiative Office

>            Bechtel Corporation

>            Texas Utilities Company (TXU)

>            Northern States Power Company

>            The Boeing Company

>            American Electric Power Company

>            U.S. Missiles Defense Agency

Slide XLVI

Entech Manufacturing Readiness

Scott Albertson

VP & General Manager, Entech

Slide XLVII

Manufacturing Readiness

•    Products

•    Timeline

•    Manufacturing Model

•    Facility & Equipment

•    Certification

Slide XLVIII

Terrestrial Product

CPV

Slide XLIX

Manufacturing Timeline

Slide L

Facility and Equipment

•    70,000 square foot facility in Alliance,Texas with a capacity of 50 MW per line, room for 4 lines

•    Fully automated equipment

•    Innovative, semi-custom built line

•    LCCA assembly:

—      12 ft. long

—      30 cells

•    One LCCA is assembled and tested every 4 minutes

Slides LI — LII

(Photographs of facility)

Slide LIII

Factory Floor Layout

Slides LIV — LVIII

(Photographs of facility)

Slide LIX

Certification

•    Q3 2008 - First Article Production Run

•    Q4 2008 - Product certified to UL SU 8703

•    Q4 2008 - Product certified to IEEE 1513

•    Q1 2009 - Product certified to IEC 62108

Slide LX

Mobile MaxPure® Update

Mickey Ingles,

Director — Product Development

Slide LXI

Headlines

Slide LXII

Why Mobile MaxPure?  Why Now?

•    Among the lowest cost potable water delivery systems in the world: $3/gallon capital cost reducing to $0.008 (8/10th of 1 cent) per gallon/ year.

•    Sets up for operation in less than 30 minutes.

•    Manufactured under strict quality-controlled guidelines with quick turnaround.

•    Huge need worldwide for portable water purification using clean, renewable energy resources.

•    No current competitors can provide the volume of clean water or can power Reverse Osmosis desalination units with portable solar except Mobile MaxPure.

•    Mobile MaxPure is an example of WorldWater’s dedication to providing Humanitarian and Development Aid through clean water and power.

Slide LXIII

Mobile MaxPure Attributes

•    On-site set up in less than 30 minutes.

•    Transportable by truck or helicopter.

•    Designed to easily ship in international containers.

•    Mobile MaxPure delivers up to 30,000 gallons of purified water per day, entirely from sunlight (freshwater).

•    No pre-construction needed; place on level ground, concrete pad, or trailer bed.

•    Accessory kits are standard with each unit, providing all hoses, fittings, tools and equipment needed for immediate operation of the Mobile MaxPure units.

•    Mobile MaxPure provides AC and DC electricity to power critical equipment.

•    Satellite communication package allows worldwide voice and data capability.

Slide LXIV

Mobile MaxPure - Iraq

•    Requested by U.S. Marines in Fallujah region of Iraq to assist in their Security, Stability, Transition, and Reconstruction (SSTR) mission.

•    Each of the 12 Mobile MaxPure units provide farmers in the Euphrates Valley with 30,000 gallons of potable water daily.

•    Iraqi technical support teams are being trained on the units for transition to civilian authority’s management of the water stations.

Slide LXV

Mobile MaxPure - Darfur

•    Overcrowding in refugee camps is at an epidemic level with dangerous sanitation conditions.

•    Scheduled deployment of MobileMax Pure to Darfur refugee camps summer 2008. Shipment arrives in Port Sudan July 15, 2008.

•    Working with established on-the-ground NGOs to install the units in the most appropriate locations to meet the greatest need.

•    Every 20 seconds a child under 5 dies due to lack of access to clean water (UN Water, 2008).

Slide LXVI

Judge reports results of balloting

Slide LXVII

Questions & Answers

Slide LXVIII

CEO Closing Comments

•    A period of transition for WorldWater

—      Merger with Entech — transformational for the company

—      Management changes — strengthen the team

—      Augmenting the spirit of entrepreneurship with a culture of discipline

•    Record revenues in Q1 2008 with a strong backlog for the rest of the year

•    Critical imperatives

—      Complete the turn-on of the Entech factory, demonstrate low-rate production, complete certification, and ramp to volume

—      Improve profitability of the company through introduction of Entech products, pursuit of differentiated applications, and improved EPC business model

Slide LXIX

WorldWater & Solar Technologies